UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-8544

FPA FUNDS TRUST
(Exact name of registrant as specified in charter)

11400 WEST OLYMPIC BLVD., SUITE 1200, LOS ANGELES, CALIFORNIA			90064
(Address of principal executive offices)			(Zip code)

J. RICHARD ATWOOD, 11400 WEST OLYMPIC BLVD., SUITE 1200, LOS ANGELES, CALIFORNIA 90064
(Name and address of agent for service)

Registrant’s telephone number, including area code:		310-473-0225

Date of fiscal year end:	MARCH 31

Date of reporting period:	MARCH 31, 2008

Item 1. Report to Stockholders.

FPA Crescent Fund

Annual Report

March 31, 2008

Distributor:

FPA FUND DISTRIBUTORS, INC.

11400 West Olympic Boulevard, Suite 1200
Los Angeles, California 90064

50038

LETTER TO SHAREHOLDERS

Dear Shareholder:

Overview

For investors who dislike volatility, the markets certainly have not been fun, especially when that volatility has largely trended to the downside. Each major stock-market index declined for the second consecutive quarter. FPA Crescent outperformed those indices in the first quarter of 2008, but still posted a modest decline of 1.19%. You will find the comparative performance at the end of this letter.

During the first quarter of 2008, 51% of the trading days of the S&P 500 saw moves of 1% or greater in its day-to-day closes, both up and down. According to the Leuthold Group, this is the highest since 1938, when "the percent of (such) High Volatility days was 56%."1 Intra-day price movements have exhibited even greater schizophrenia. Look at the January 23, 2008 price movement for the S&P 500. The index declined 3.1% intra-day, rose 5.4% from its low, and finished up 2.1% for the day.2 Stock indices are exhibiting the volatility of an individual stock, despite being a diversified basket of five hundred stocks, in the case of the S&P 500.

We continue to expect domestic market returns to fall into the low- to mid-single digits over the next five years. We had not felt our cash position to be much of a penalty given that we had been able to comfortably invest our capital in 6-month Treasury Bills yielding 5%. The equation has changed, however, as Bills of the same maturity now yield just 1.7%. We are exploring other options but, as you will read, we continue to believe the need exists to exercise caution.

Economy

It is difficult to write today about the economy and the capital markets without addressing the proverbial elephant in the room, our nation's Credit Crisis that began last spring precipitated by subprime loans going bad. Subprime would have been a great terrorist invention. Get those you are trying to undermine jacked-up on the crack that is easy money, make a profit along the way to finance future nefarious activities, then watch the unraveling attempt to take down the U.S. financial system. However, decades of profligate lending and borrowing combined with what has been increasingly lax regulatory oversight created this diseased crisis; subprime lending was just one symptom.

Commercial and investment banks, insurance companies and other mortgage lenders and investors have taken cumulative write-downs in excess of $300 billion, to date. We do not believe that all companies with exposure have come clean and, until then, the market will neither hit bottom, nor will we have the capability to fully assess the damage to our financial system, and its economic impact.

It may seem easy to just let the recent past guide us to our statement that the nadir is some place in front of us, but we can support our point of view by using Lehman Brothers as one example of persistently generous interpretation of GAAP accounting standards.

Lehman's first quarter announcement looked good on the surface. In a press release on March 18, they reported earnings of $0.81, beating consensus expectations. The Wall Street Journal attributed the 4.2% rise in stock prices that day, in part, to Lehman's earnings release, printing the following headline the next day: "Goldman, Lehman Lift Markets."34 However, their reported pre-tax income of $663 million benefited from a $600 million revaluation of their debt. Lehman, under recent FASB pronouncements, has the ability to reduce their debt under certain circumstances, e.g., if their borrowing cost rises.5 The marked down amount will be made up by higher interest expense until either maturity, or subsequent revaluation. So without this "benefit," Lehman would have reported earnings that were barely

1 The Leuthold Group. (2008). Perception for the Professional, 28 (4).

2 Bloomberg

3 Reilly, S. C. (2008, March 19). Goldman, Lehman Earnings: Good Comes From the Bad. The Wall Street Journal, C1.

4 The S&P 500 Index rose 4.2% on March 18.

5 Financial Accounting Standards Board (FASB) #s 157 and 159.

LETTER TO SHAREHOLDERS

break-even. Although some analysts mentioned the debt revaluation, none (that we saw) pointed out that they would have missed their earnings wildly without it. When the annual report was published a few weeks later, additional information came to light. Level III assets (assets that are marked to model, rather than marked to market) were revalued upwards by $700 million and Mortgage Servicing Rights were revalued upwards by $364 million, or 31%. Pre-tax income to our way of thinking was therefore actually a pre-tax loss of $996 million, but we are in the minority. We have been short Lehman's stock but covered half our position when the stock traded in the mid-20s.

Lehman had assets 31.7x total shareholder's equity at the end of February 2008, and if you subtract preferred equity, that leverage expanded to 36.0x. Leverage is used to maximize returns, at least when the environment is good, but it is more than just icing on the cake. It also hides what lies beneath. Just as you cannot know what flavor lies hidden by the icing until the cake has been cut and tasted, you also cannot know the asset exposure (both on- and off-balance sheet) of investment banks and all too many commercial banks until they give you the rare taste by posting a loss. Sadly, the investment mistakes show up with such equity-impairing magnitude that they dwarf the surprise investment successes. It is the rare headline that reads, "Acme Bank Discovers $7 Billion of Unrealized Gains." Bear Stearns has become the latest poster child for such recent excesses, but in dissecting its recent almost failure and subsequent eleventh-hour acquisition by JPMorgan Chase, we only sense greater discomfort.

Bear Stearns went into the weekend of March 15, with a Federal Reserve commitment to extend them lines of credit that would allay what had rapidly become a run on the bank. This was the first time that the Fed had ever used its balance sheet to rescue a financial institution, and they did it for an unregulated institution. Apparently, things got so bad that the weekend ended with JPMorgan Chase buying Bear Stearns for a Fed-endorsed $2 per share. Although the bid has now been raised to $10, that price is still more than 90% less than the $150 stock price of March 2007. Many have been hurt by this destruction of capital: a savvy billionaire, multiple well-respected investors, and employees (many who we have been fortunate enough to call friends) who had been required to keep at least one-third of their trailing five-year income in Bear Stearns' stock. Nero may have fiddled without care while Rome burned, but we believe that Bear Stearns management did care, despite a couple of senior executives who had been playing in bridge tournaments while their own house was on fire. We believe that they truly did not know how bad things were. They did not and, we would argue, could not possibly know what their true balance sheet exposures were. Various arcane strategies, with complex structures, combined with esoteric products, managed by many different people, overlaid with huge leverage, made that an impossibility.

The markets applauded JPMorgan Chase's acquisition of Bear Stearns. We can only agree, as letting Bear fail could easily have led to a daisy chain of negative consequences to our currently fragile financial system. However, the cynic in us has concern (but no evidence) that JPMorgan Chase's actions were anything more than playing defense. Bear Stearns was recently reported to have roughly $14 trillion of derivative exposure, an amount approximately equal to our Gross Domestic Product. Who lies on the other side of those trades? In other words, what counterparties would have been harmed had Bear been allowed to fail? The potential for financial Armageddon daunts us. The notional value of derivatives for commercial banks alone (i.e., not including either the investment banks or certain insurance companies) has increased fivefold in this decade, to $172 trillion.6 We have not seen the derivative total inclusive of investment banks and insurance companies but are fearfully confident that it is multiples of the $172 trillion. Did JPMorgan Chase buy Bear because they were getting a great deal or did they buy them because, had they not, their own off-balance sheet derivative transactions would have been impaired? Oh, and how did they get a comfort level

6 OCC's Quarterly Report on Bank Derivatives Activities, Third Quarter 2007. Comptroller of the Currency Mollenkamp, C. (2008, April 19). Libor Fog: Bankers Cast Doubt on Key Rate Amid Crisis. Wall Street Journal, p. A1.

LETTER TO SHAREHOLDERS

with what they were actually buying when they had just a couple of days to perform their due diligence?

JPMorgan Chase reported fourth-quarter assets and equity of $1.562 trillion and $123 billion, respectively. Almost 13 to 1 leverage looks conservative when compared to the investment banks, but the most recent OCC report states that JPMorgan Chase has off-balance sheet derivatives totaling $91.7 trillion, more than half the exposure for all commercial banks.7 We recognize that this number is "gross" and much of it is comprised of the more benign interest-rate swaps. We hope they are well-matched, but if they are even the tiniest bit wrong, their equity could be wiped out as their equity represents just 0.13% of their total derivative exposure. We will leave this discussion here as going further might shred what's left of our optimism.

We surmise that additional bank failures will make headlines in the months to come. Financial institutions have taken on greater risk over the last few decades, both in leverage and complexity with a veritable alphabet soup of inexplicable (at least to us) investment products. Making matters worse, much of the leverage has been hidden off-balance sheet, where the total dollar amount has increased geometrically to the point where our GDP is now dwarfed by such exposure. At the same time, the U.S. government's oversight of many such institutions has been increasingly poor. Congress went so far as to pass 1999's Gramm-Leach-Bliley Act, allowing banks to engage in both commercial and investment banking, formerly prohibited since 1933's Glass-Steagall Act. We would argue the division between commercial and investment banking holds greater importance today, given the greater challenge to regulate in the increasingly complex world of global finance.

Former Federal Reserve Chairman Paul Volcker's recent speech to the Economic Club of New York stated it best.

We have moved from a commercial bank centered, highly regulated financial system, to an enormously more complicated and highly engineered system. Today, much of the financial intermediation takes place in markets beyond effective official oversight and supervision, all enveloped in unknown trillions of derivative instruments. It has been a highly profitable business, with finance accounting recently for 35 - 40% of all corporate profits.

It is hard to argue that the new system has brought exceptional benefits to the economy generally. Economic growth and productivity in the last 25 years has been comparable to that of the 1950s and 60s, but in the earlier years the prosperity was more widely shared.

The sheer complexity, opaqueness, and systemic risks embedded in the new markets – complexities and risks little understood even by most of those with management responsibilities – has enormously complicated both official and private responses to this current mother of all crises.

Mr. Volcker goes on to discuss the Fed's current aggressive and novel action to bail out Bear Stearns, a non-regulated institution and its attendant implications in the context of a United States that is consuming well beyond its means to produce.8 If financial institutions believe that the Fed will come to their rescue, then all sorts of financial evil will be attempted. The U.S. taxpayer ends up paying the price at the end of the day. That hardly seems fair since the majority of the benefit of the excessive risk taking on behalf of these financial institutions accrued to the management teams. As we pointed out in our first quarter 2007 letter, almost 60% of gross income accrues to the employees of the investment banks and its division is hardly egalitarian. It hardly seems fair for the losses to be borne so disproportionately, with taxpayers footing the bill when only a few were beneficiaries along the way. Few management teams would say no to such asymmetric returns. Socializing risk in this fashion guarantees that future attempts will be made by the few to benefit on the backs of the many. We must get off this path.

7 OCC's Quarterly Report on Bank Derivatives Activities, Third Quarter 2007. Comptroller of the Currency.

8 Volcker, P. (2008, April 8). Remarks by Paul A. Volcker at a Luncheon of The Economic Club of New York. New York.

LETTER TO SHAREHOLDERS

The crisis resulting from years of speculation, aided by easy money, magnified by leverage, with lax regulatory oversight has arrived. We believe that deleveraging has only just begun and that the global credit crisis is just in its early stages. Deleveraging will roll through our financial system impacting both lenders and borrowers. Lenders' (and investment banks') equity has been reduced by asset impairments, even net of new capital raised. Reduced equity, combined with less leverage (both self-imposed and with some likely future regulatory assistance) means less capital in the system. Borrowers, with either less need for debt due to a slowing economy or too much debt, particularly if you are the typical U.S. consumer, will continue to have less demand for new debt. Alone, and especially when combined, such Lender and Borrower action can only negatively impact economic growth.

Much has been made of the new government stimulus package. We remain doubtful. The $150 billion of direct injection that the government is talking about seems like a big number when viewed by itself, but not when you look at it in the context of almost $2 trillion that entered consumers' pockets through home-mortgage refinancing activity from 2004 - 2006.

The indirect stimulus via Fed action is a stimulus only if creditors lend and debtors borrow. Since last summer, the Fed Funds rate has declined 3.0%, but mortgage rates have declined on average just 0.50%, so consumers are not benefiting that much from the Fed's recent actions. Additionally, corporate borrowing is not benefiting as much as the Fed Funds rate decline might indicate and, although not as significant a disparity, 3-month LIBOR rates have declined 2.5%, 0.5% less than the Fed Funds rate. Most floating-rate corporate loans are tied to LIBOR. Moreover, lenders now demand a higher spread versus the LIBOR benchmark for companies of comparable credit quality. For example, a company that may have been able to borrow at 2% more than LIBOR last year, now may have to pay a 3% spread, taking away 1% of the hoped-for benefit of the Fed's drop in rates, reducing the total benefit by 1.5%.

Making the outlook for corporate borrowing costs potentially worse, a recent Wall Street Journal article casts doubt on the LIBOR benchmark rate, that is, the average interest rate at which member banks agree to lend to each other. What the article posits is that LIBOR is understated and that many banks are not accurately reporting their actual borrowing cost. If LIBOR were higher, trillions of dollars of leveraged loans and derivatives would be impacted, increasing global borrowing costs – certainly an economic damper.9

The Fed is asserting its power vigorously in an effort to keep the economy going by lowering rates and using its own balance sheet to exchange risky mortgage loans for U.S. Treasuries. Ultimately, this means that the U.S. government debt will increase and the most likely and best way to pay it back is to inflate, i.e., to pay back our borrowings with cheaper dollars. We believe that inflation is greater than the headline Consumer Price Index number today and we expect this trend to continue into the immediate future, with higher interest rates as just one potential result.

We have spent far more time than normal discussing the economy; however, we believe that we live in unprecedented times where we cannot just look to the recent past and see an easy way out of the issues we have created for ourselves. We recognize that we are not economists, but feel that to not wrestle with these substantive issues of the day would recklessly endanger the capital you have entrusted to us. For further information, we would suggest you visit our website, www.fpafunds.com and read recent commentaries titled Credit Crisis and Crossing the Rubicon by Bob Rodriguez, our CEO.

Investments – Equity

It is admittedly challenging for us to figure where money will be made prospectively, other than by the attorneys who have currently filed hundreds of lawsuits for borrowers suing lenders, borrowers suing investment banks for their role as enabler, and financial institutions suing lenders for allegedly failing to repurchase early payment default loans (EPD).

9 Mollenkamp, C. (2008, April 19). Libor Fog: Bankers Cast Doubt on Key Rate Amid Crisis. Wall Street Journal, p. A1.

LETTER TO SHAREHOLDERS

Investment returns seem to have been dictated more recently by what you do not own than by what you do. For example, almost any investment in financials has been painful and if you have owned a little or a lot you have likely underperformed the market indices. The question now becomes should one be a buyer. No matter how shady it seems, many investors now seem to be looking at the sunny side of the street. Many financial companies are reporting worse than our expectation but the stocks aren't declining to levels we thought likely (yet?). This is typical in a bear market. People don't want to believe that things are as bad as they appear, thereby keeping the stocks at levels that presuppose a more optimistic future than what we believe likely.

As an example, we have been short Wachovia Bancorp as part of a basket of financial services short positions. We had estimated that Wachovia would have $12 billion in asset impairment charges over this credit cycle and would require at least $5 billion in new capital. After three quarters of earnings disappointments and subsequent increased expectations for credit losses, Wall Street analysts are finally estimating $12 - 15 billion in credit losses. What has surprised us, though, has been Wachovia's ability to raise capital. Investors have generously proffered $11 billion of new preferred and common equity in the last 6 months, with far less an expected rate of return that we consider reasonable. With the stock having declined, but not as much as we would have hoped, we have covered part of our short.

We will continue to avoid investments in lending institutions for the foreseeable future as we expect further announcements of asset impairment, and we believe that the deleveraging process will take a period measured in years, rather than months. Operating earnings will likely disappoint due to tighter lending standards, while a highly leveraged consumer will mean less borrowing demand. A weak consumer will also likely mean that corporations will find it less advantageous to increase their debt for capital spending projects, and greater regulatory oversight also likely means less loans – none of which is good for the economy.

Despite recent portfolio actions, we do not have new equity investments that we wish to discuss at this time as we are in the process of building what are currently relatively small positions. Our net equity exposure remains low at 49.9% and will remain so until such time as we believe that prospective reward justifies the risk assumed, much of which is indeterminate today.

Investments – High Yield/Distressed

There has been some expansion of the portfolio's investment in high-yield bonds and preferred stocks, to 7%. We continue to believe that high-yield bonds offer a better relative value when compared to equities.

We have an investment in the debt of Castle Holdco, the holding company for Countrywide Assured, the largest real-estate brokerage firm in the United Kingdom. This company has nothing to do with the U.S.-domiciled mortgage lender of the same name. Long-time investors will be familiar with this company as we owned a position in its equity from 2004 until selling out to Apollo Group in an LBO in early 2007, having more than doubled our money on the remaining shares held in your portfolio. When Apollo looked to finance their equity investment with public debt, we naturally considered the possibility only to conclude that the potential rate of return did not take into account any weakness in either the number of real-estate transactions or home values.

Countrywide is more dependent on the volume of transactions as they also arrange mortgages (but do not finance them), sell insurance, conduct inspections, and conduct title searches. Now that the U.K. real-estate market has weakened, the most senior debt in the company trades at 65 cents on the dollar. The company that we had purchased in 2004 for an enterprise value of less than £400 million, which Apollo subsequently purchased for more than £900 million (after taking into account the disposition of one business), now can be purchased for just £265

LETTER TO SHAREHOLDERS

million by purchasing the senior notes – just 3x our estimate of operating income in a more normal environment.10 Those notes currently offer a cash yield of 13.1% and a yield to maturity of 17.6%.

We expect challenging times ahead and would not be surprised to see them be forced to use their £70 million cash, and possibly draw down from their revolver, both which will provide them two to three years of operating flexibility should the downturn last that long. In a worst-case scenario (i.e., bankruptcy), we will own the equity at what is currently less than 30% of what their equity sponsor paid for the business. Looking past the current downturn, we believe that their number one position will only be enhanced as their competition with fewer economies of scale will be forced to close more stores and certain small acquisition opportunities will hopefully arise.

Closing

We expect that the market will likely show us a number of head fakes as 2008 continues. Beach goers have seen a Great White Shark and they aren't going to enter the water until they're sure that it's safe to swim. Their confidence level will increase commensurate with the time that has passed since the sighting; however, just because a dorsal fin may not have been seen for a period of time, does not mean that the shark has left the area. We believe that this shark will be trolling our local beaches for some time to come. We keep Japan's lost decade of the 1990s in mind as we wrestle with what will likely transpire in the United States, both with respect to its economy and markets. Always at the forefront of our minds is the 80% decline in Japan's Nikkei benchmark index from 1989 to 2003. Along the way down, investors saw eight rallies of more than 20%. Two of those instances saw the Nikkei increase more than 50%. And yet, thirteen years later, the Nikkei sat at just 20% of its peak value. Although we do not expect declines of such magnitude, we find it difficult to maintain optimism when we haven't seen the shark hanging on a hook...on shore...dead. Until then, our net exposure will remain relatively low. We will continue to increase our long investments selectively, without concern that the stock market may see some rapid but, we believe, ephemeral rallies. We will strive not to be seduced, but hope to make investments predicated on fundamentals, rather than market movement. We, as Jiminy Cricket espouses, will let our conscience be our guide. It's not like the market has declined so terribly much from its peak. At this writing, the S&P 500 sits just 10.7% off its high.11

We will make mistakes along the way, but without the leverage that has destroyed businesses with long-storied histories; we will be here long into the future, continuing to work to compound our shared capital at a reasonable rate. Thank you for your continued trust.

Respectfully submitted,

Steven Romick
President
April 27, 2008

10 EBIT = earnings before interest and taxes.

11 S&P 500 Index: 1565.15 High on 10/09/07. 1397.84 Current on 4/25/07.

The discussion of Fund investments represents the views of the Fund's managers at the time of this report and are subject to change without notice. References to individual securities are for informational purposes only and should not be construed as recommendations to purchase or sell individual securities. While the Fund's managers believe that the Fund's holdings are value stocks, there can be no assurance that others will consider them as such. Further, investing in value stocks presents the risk that value stocks may fall out of favor with investors and underperform growth stocks during given periods.

Fund shares are presently offered for sale only to existing shareholders and to trustees, officers and employees of the Fund, the Adviser, and affiliated companies, and their immediate relatives.

FORWARD LOOKING STATEMENT DISCLOSURE

As mutual fund managers, one of our responsibilities is to communicate with shareholders in an open and direct manner. Insofar as some of our opinions and comments in our letters to shareholders are based on current management expectations, they are considered "forward-looking statements" which may or may not be accurate over the long term. While we believe we have a reasonable basis for our comments and we have confidence in our opinions, actual results may differ materially from those we anticipate. You can identify forward-looking statements by words such as "believe," "expect," "may," "anticipate," and other similar expressions when discussing prospects for particular portfolio holdings and/or the markets, generally. We cannot, however, assure future results and disclaim any obligation to update or alter any forward-looking statements, whether as a result of new information, future events, or otherwise. Further, information provided in this report should not be construed as a recommendation to purchase or sell any particular security.

HISTORICAL PERFORMANCE

Change in Value of a $10,000 Investment in FPA Crescent Fund vs. Russell 2500, Lehman Brothers Government/Credit Index and the Balanced Benchmark from April 1, 1998 to March 31, 2008

Past performance is not indicative of future performance. The Russell 2500 Index consists of the 2,500 smallest companies in the Russell 3000 total capitalization universe. This index is considered a measure of small to medium capitalization stock performance. The Lehman Brothers Government/Credit Index is a broad-based unmanaged index of all government and corporate bonds that are investment grade with at least one year to maturity. The Balanced Benchmark is a hypothetical combination of unmanaged indices comprised of 60% Russell 2500 Index and 40% Lehman Brothers Government/Credit Index, reflecting the Fund's neutral mix of approximately 60% stocks and 40% bonds. These indices do not reflect any commissions or fees which would be incurred by an investor purchasing the stocks they represent. The performance of the Fund is computed on a total return basis which includes reinvestment of all distributions.

PORTFOLIO DATA

March 31, 2008
(Unaudited)

Portfolio Characteristics

	FPA Crescent		Russell 2500		S&P 500		Lehman Bros. Gov't/Credit
Stocks
Price/Earnings TTM	12.3	x	19.7	x	16.3	x
Price/Earnings 2008 est.	12.0	x	16.1	x	14.4	x
Price/Book	1.5	x	2.0	x	2.5	x
Dividend Yield	1.6%		1.5%		2.2%
Average Weighted Market Cap (billion)	$33.9		$2.8		$98.4
Median Market Cap (billion)	$4.1		$0.7		$11.4
Bonds
Duration (years)	1.6						5.4
Maturity (years)	2.6						8.0
Yield	4.6%						3.9%

Portfolio Analysis

10 Largest Holdings (excluding U.S. Treasuries)

ConocoPhillips	5.7%
Ensco International	4.9%
Assurant	3.8%
Reliant Energy	2.8%
Covidien LTD	2.8%
Koninklijke Phillips Electronics	2.6%
Rowan Companies	2.4%
Patterson-UTI Energy	2.1%
Wal-Mart Stores	2.1%
Magna International	2.0%
Total	31.2%

Portfolio Composition

Asset Class
Common Stocks, Long	55.1%
Common Stocks, Short	-5.2%
Preferred Stocks	0.8%
Bonds & Notes	12.3%
Cash & Other	37.0%
Total	100.0%
Geographic
U.S.	62.5%
Europe	5.3%
Other	2.3%

Performance Statistics

	FPA Crescent	60% R2500/ 40% LBGC	Russell 2500	S&P 500
Statistics (Since Inception)
Gain in Up Months - Cumulative	298.9%	279.0%	425.8%	363.1%
Upside Participation		107.1%	70.2%	82.3%
Loss in Down Months - Cumulative	-119.3%	-138.1%	-251.0%	-213.2%
Downside Participation		86.4%	47.5%	56.0%
Up Month - Average	2.6%	2.4%	3.8%	3.2%
Down Month - Average	-1.9%	-2.3%	-3.7%	-3.3%
Delta between Up/Down months - Average	4.5%	4.7%	7.5%	6.5%
Worst Month	-10.7%	-10.5%	-18.9%	-14.5%
Best Month	12.6%	9.7%	14.4%	9.8%
Standard Deviation	2.87	2.84	4.71	3.98
Sharpe Ratio (using 5% risk-free rate)	2.54	1.55	1.23	1.14
Performance
Quarter	-1.2%	-4.7%	-9.4%	-9.4%
Calendar YTD	-1.2%	-4.7%	-9.4%	-9.4%
1 Year - Trailing	3.3%	-3.6%	-11.3%	-5.1%
3 Years - Trailing	8.6%	6.1%	6.0%	5.9%
5 Years - Trailing	13.4%	11.4%	15.7%	11.3%
10 Years - Trailing	9.2%	7.1%	6.9%	3.5%
From Inception[a]	12.3%	9.4%	10.8%	9.6%

HISTORICAL PERFORMANCE

March 31, 2008
(Unaudited)

HISTORICAL PERFORMANCE

	FPA Crescent	60% R2500/ 40% LBGC	Russell 2500	S&P 500
2008 1st Qtr	-1.2%	-4.7%	-9.4%	-9.4%
2007	6.8%	3.9%	1.4%	5.5%
2006	12.4%	11.2%	16.2%	15.8%
2005	10.8%	6.0%	8.1%	4.9%
2004	10.2%	12.7%	18.3%	10.9%
2003	26.2%	28.1%	45.5%	28.7%
2002	3.7%	-6.6%	-17.8%	-22.1%
2001	36.1%	4.8%	1.2%	-11.9%
2000	3.6%	7.9%	4.3%	-9.1%
1999	-6.3%	13.3%	24.2%	21.0%
1998	2.8%	4.9%	0.4%	28.6%
1997	22.0%	18.5%	24.4%	33.4%
1996	22.9%	12.6%	19.0%	23.0%
1995	26.0%	26.7%	31.7%	37.6%
1994	4.3%	-2.0%	-1.1%	1.3%
1993(a)	9.6%	8.2%	10.1%	5.3%

Objective, Strategy and Rankings

Objective

The Fund's investment objective is to provide a total return consistent with reasonable risk through a combination of income and capital appreciation by investing in a combination of equity securities and fixed income obligations. We strive to achieve equity rates of return with less risk than the stock market.

Strategy

To invest across a company's capital structure to meet our objective. This includes investing in Common and Preferred Stocks, Convertible Bonds, High-Yield Bonds, and Bank Debt. There is an occasional use of Government Bonds.

Downside Protection

FPA Crescent's ratio of positive to negative monthly performance is, on average from inception,a 9% better than the equity indexes. FPA Crescent has, on average from inception,a captured 76% of the upside monthly performance but just 52% of the downside when compared to the equity indexes.

Volatility

FPA Crescent has exhibited much less volatility as measured by its Standard Deviation from inception.a On average, the Fund's Standard Deviation is 34% lower than the equity indexes. FPA Crescent has a much lower delta in its average monthly performance, i.e., the difference between the average positive and negative month when compared to the equity indexes.

FPA Crescent has had only one year of negative performance since inception,a a loss of 6%. Compare that to the following indexes:

	60% R2500/40% LBGC	R2500	S&P 500
Number loss years since inception[a]	2	2	3
Worst annual loss	7%	18%	22%

Performance

FPA Crescent has beaten the stock indexes for the inception-to-date time period.a

Lipper has recognized FPA Crescent as the #2 balanced fund for 10 years (out of 254), for the period ended March 31, 2008.

Conclusion

FPA Crescent has met its objective since inception having achieved higher absolute rates of return than the indexes and a dramatically higher Sharpe Ratio, which determines the reward per unit of risk.a

NOTES

a Inception date is June 2, 1993. Returns from inception are annualized. The annualized performance of the Russell 2500 and Lehman Brothers Government/Credit Indexes begins 6/1/93.

Past performance is not necessarily indicative of future results. The performance data represents past performance, and investment return and principal value will fluctuate so that FPA Crescent Fund shares, when redeemed, may be worth more or less than their original cost. All returns assume the reinvestment of dividends and distributions. there are no assurances that the Fund will meet its stated objectives. A portfolio's holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.

Balanced Benchmark is a hypothetical combination of unmanaged indices comprised of 60% Russell 2500 Index and 40% Lehman Brothers Government/Credit Index, reflecting the Fund's neutral mix of 60% stocks and 40% bonds.

Russell 2500 Index is an unmanaged index comprised of 2,500 stocks of U.S. companies with small market capitalizations.

Lehman Brother Government/Credit Index is an unmanaged index of investment grade bonds, including U.S. Government Treasury bonds, corporate bonds, and yankee bonds.

S&P 500 Index includes a representative sample of 500 leading companies in leading industries of the U.S. economy. The index focuses on the large-cap segment of the market, with over 80% coverage of U.S. equities, but is also considered a proxy for the total market.

MAJOR PORTFOLIO CHANGES

For the Six Months Ended March 31, 2008
(Unaudited)

	Shares or Principal Amount
NET PURCHASES
Common Stocks
Ares Capital Corporation	100,000	shs.
Charming Shoppes, Inc.	250,000	shs.
Covidien, Ltd.	240,000	shs.
Criteria CaixaCorp, S.A. (1)	700,000	shs.
Cymer, Inc. (1)	262,900	shs.
Discover Financial Services (1)	1,023,000	shs.
Group 1 Automotive, Inc. (1)	229,300	shs.
Lowe's Companies, Inc. (1)	613,300	shs.
Omnicare, Inc. (1)	822,000	shs.
Non-Convertible Bonds & Debentures
Castle Holdco 4, Ltd. — 8.51% 2014 (floating rate) (1)	£13,500,000
Castle Holdco 4, Ltd. — 9.875% 2015	£2,000,000
Federal Home Loan Mortage Corporation — 5% 2018 (1)	$12,080,501
First Data Corporation Term Loan B2 — 5.35% 2014 (floating rate) (1)	$4,987,500
General Growth Properties, Inc. — 3.98% 2027(1)	$7,000,000
Valassis Communications, Inc. — 8.25% 2015 (1)	$9,990,000
NET SALES
Common Stocks
ACE Aviation Holdings Inc. (Class A) (2)	695,800	shs.
Aeroplan Income Fund (2)	540,807	shs.
AGCO Corporation	140,500	shs.
Alfa Laval AB (2)	196,600	shs.
ConocoPhillips	9,300	shs.
ENSCO International, Inc.	181,800	shs.
Jazz Air Income Fund (2)	225,377	shs.
Natixis (2)	150,000	shs.
Non-Convertible Bonds & Debentures
Federal Mogul Corporation — 7.82% 2030 (revolving debt) (2)	$2,942,363
France OATei — 3% 2012 (2)	$3,360,030
Goodman Global Holding Corp., Inc. — 7.875% 2012 (2)	$15,970,000

(1)  Indicates new commitment to portfolio

(2)  Indicates elimination from portfolio

PORTFOLIO OF INVESTMENTS

March 31, 2008

COMMON STOCKS — LONG	Shares	Value
ENERGY — 17.5%
Chevron Corporation	275,000	$23,474,000
ConocoPhillips††	924,500	70,456,145
ENSCO International Incorporated††	978,200	61,254,884
Patterson-UTI Energy, Inc.	1,000,000	26,180,000
Plains Exploration & Production Co.*	130,000	6,908,200
Rowan Companies, Inc.	730,000	30,061,400
		$218,334,629
RETAILING — 7.4%
Charming Shoppes, Inc.*	2,031,000	$9,809,730
Circuit City Stores, Inc.	1,558,900	6,204,422
Foot Locker, Inc.	1,384,500	16,295,565
Lowe's Companies, Inc.	613,300	14,069,102
Ross Stores, Inc.	221,500	6,636,140
Wal-Mart Stores, Inc.	495,400	26,097,672
Zale Corporation*	650,000	12,844,000
		$91,956,631
FINANCIAL SERVICES — 5.9%
Assurant, Inc.††	770,000	$46,862,200
Criteria CaixaCorp, S.A.	700,000	4,809,000
Discover Financial Services	1,023,000	16,746,510
Interactive Data Corporation	175,000	4,982,250
		$73,399,960
AUTOMOTIVE — 5.5%
Group 1 Automotive, Inc.	936,800	$21,996,064
Magna International Inc. (Class A)††	350,000	25,252,500
Navistar International Corporation*	345,500	20,781,825
		$68,030,389
HEALTH CARE — 4.0%
Covidien Ltd.	791,900	$35,041,575
Omnicare, Inc.	822,000	14,927,520
		$49,969,095
UTILITIES — 3.3%
PG&E Corporation	160,000	$5,891,200
Reliant Energy, Inc.*	1,489,600	35,229,040
		$41,120,240

PORTFOLIO OF INVESTMENTS

March 31, 2008

COMMON STOCKS — LONG — Continued	Shares or Principal Amount	Value
INDUSTRIAL PRODUCTS — 3.2%
AGCO Corporation*	316,700	$18,963,996
Cymer, Inc.*	262,900	6,845,916
Owens Corning*	200,000	3,626,000
Trinity Industries, Inc.	375,150	9,997,748
		$39,433,660
SERVICE — 3.1%
Brink's Company, The	257,500	$17,298,850
G&K Services, Inc.	306,600	10,918,026
Oesterreichische Post AG	250,000	10,890,000
		$39,106,876
CONSUMER NON-DURABLE GOODS — 2.8%
Koninklijke Philips Electronics N.V.	845,000	$32,397,300
WestPoint International, Inc.*,**,†	316,391	1,877,036
WestPoint International, Inc. (Rights)*,**,†	149,230	366,176
		$34,640,512
MULTI-INDUSTRY — 1.0%
Onex Corporation	441,400	$12,880,052
REAL ESTATE — 1.0%
Ventas, Inc.	280,000	$12,574,800
INVESTMENT COMPANIES — 0.4%
Ares Capital Corporation	435,300	$5,471,721
Ares Capital Corporation (Rights)*	145,100	81,256
		$5,552,977
TOTAL COMMON STOCKS — 55.1% (Cost $537,136,533)		$686,999,912
PREFERRED STOCK — 0.8% (Cost $11,064,370)
General Motors Corporation Series B — 5.25%	601,200	$9,757,476
SHORT TERM U.S. GOVERNMENT & AGENCIES — 20.7%
Federal Home Loan Bank — 2.45% 9/19/08	$21,405,000	$21,420,412
Federal Home Loan Bank — 4.5% 10/28/08	66,500,000	67,347,210
U.S. Treasury Bills — 2.05% 5/29/08	20,000,000	19,958,112
U.S. Treasury Bills — 1.42% 6/12/08	100,000,000	99,746,000
U.S. Treasury Bills — 1.5% 6/26/08††	50,000,000	49,845,915
		$258,317,649

PORTFOLIO OF INVESTMENTS

March 31, 2008

BONDS & DEBENTURES	Principal Amount	Value
U.S. GOVERNMENT & AGENCIES — 6.2%
Federal Home Loan Mortgage Corporation — 5% 2018	$12,080,501	$12,318,124
Federal National Mortgage Association — 7.5% 2028	95,185	102,436
U.S. Treasury Note — 3.875% 2010††	15,000,000	15,782,812
U.S. Treasury Note — 4.375% 2010††	40,000,000	42,862,500
U.S Treasury Inflation-Indexed Notes — 3.375% 2012††	5,348,520	6,018,338
		$77,084,210
CORPORATE BONDS & DEBENTURES — 6.1%
Castle Holdco 4, Ltd. — 8.51% 2014 (floating rate) ($26,779,950 principal)	£13,500,000	$17,949,600
Castle Holdco 4, Ltd. — 9.875% 2015 ($8,926,650 principal)	£4,500,000	4,643,550
Dynegy-Roseton Danskamme — 7.27% 2010	$811,496	829,519
First Data Corporation Term Loan B2 — 5.35% 2014 (floating rate)**	4,987,500	4,488,750
General Growth Properties, Inc. — 3.98% 2027**	7,000,000	5,460,000
Sally Holdings LLC — 9.25% 2014	1,000,000	1,000,000
Sally Holdings LLC — 10.5% 2016	24,000,000	22,320,000
Tenet Healthcare Corporation — 9.875% 2014	8,000,000	7,760,000
Valassis Communications, Inc. — 8.25% 2015	9,990,000	8,291,700
Western Financial Bank — 9.625% 2012	2,950,000	3,149,450
		$75,892,569
TOTAL BONDS & DEBENTURES — 33.0% (Cost $414,260,307)		$411,294,428
TOTAL INVESTMENT SECURITIES — 88.9% (Cost $962,461,210)		$1,108,051,725
SHORT-TERM INVESTMENTS — 15.4%
Short-term Corporate Notes:
General Electric Capital Corporation — 2.2% 4/01/08	$42,000,000	$42,000,000
General Electric Capital Services, Inc. — 2.27% 4/07/08	58,533,000	58,510,855
Federal Home Loan Bank — 2.13% 4/11/08	50,000,000	49,970,417
General Electric Company — 2.27% 4/18/08	40,975,000	40,931,077
TOTAL SHORT-TERM INVESTMENTS (Cost $191,412,349)		$191,412,349
TOTAL INVESTMENTS — 104.3% (Cost $1,153,873,559)		$1,299,464,074

PORTFOLIO OF INVESTMENTS

March 31, 2008

COMMON STOCKS — SHORT	Shares	Value
Alliance Data Systems Corporation*	(19,800)	$(940,698)
American Capital Strategies, Ltd.	(156,000)	(5,328,960)
Apollo Group, Inc.*	(39,400)	(1,702,080)
AutoNation, Inc.*	(234,400)	(3,508,968)
Banco Bilbao Vizcaya Argentaria, S.A. (ADR)	(216,800)	(4,767,432)
BJ's Wholsale Club, Inc.*	(71,000)	(2,533,990)
Brunswick Corporation	(157,000)	(2,507,290)
Capital One Financial Corporation	(153,000)	(7,530,660)
General Motors Corporation	(70,100)	(1,335,405)
Jarden Corporation*	(102,900)	(2,237,046)
Landry's Restaurants, Inc.	(124,900)	(2,033,372)
Lehman Brothers Holdings Inc.	(35,600)	(1,339,984)
LG Display Co., Ltd. (ADR)*	(52,200)	(1,165,626)
LUKOIL OAO (ADR)	(61,900)	(5,311,020)
Marvel Enterprises, Inc.*	(102,600)	(2,748,654)
MBIA Inc.	(63,000)	(769,860)
PharMerica Corporation*	(425,100)	(7,043,907)
Taiwan Semiconductor Manufaturing Company Limited (ADR)	(288,030)	(2,958,068)
TCF Financial Corporation	(156,900)	(2,811,648)
VistaPrint Limited*	(91,900)	(3,211,905)
Wachovia Corporation	(101,200)	(2,732,400)
West Marine, Inc.*	(115,000)	(801,550)
TOTAL COMMON STOCKS — SHORT — (5.2)% (Proceeds $81,378,578)		$(65,320,523)
Other assets and liabilities, net — 0.9%		$12,021,889
TOTAL NET ASSETS —100.0%		$1,246,165,440

*  Non-income producing security

**  Restricted securities. These restricted securities constituted 1.0% of total net assets at March 31, 2008.

†  The WestPoint International is illiquid and has been valued by Board of Trustees in accordance with the Fund's fair value procedures.

††  Security segregated as collateral for common stocks sold short.

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES

March 31, 2008

ASSETS
Investments at value:
Investment securities — at market value (identified cost $962,461,210)	$1,108,051,725
Short-term investments — at amortized cost (maturities 60 days or less)	191,412,349	$1,299,464,074
Cash		350
Deposits for securities sold short		8,376,486
Receivable for:
Dividends and accrued interest	$5,290,286
Capital stock sold	2,985,938
Investment securities sold	423,705	8,699,929
		$1,316,540,839
LIABILITIES
Payable for:
Securities sold short, at market value (proceeds $81,378,578)	$65,320,523
Investment securities purchased	2,425,388
Advisory fees and financial services	1,139,243
Capital Stock repurchased	1,126,635
Accrued expenses	206,050
Dividends on securities sold short	157,560	70,375,399
NET ASSETS		$1,246,165,440
SUMMARY OF SHAREHOLDERS' EQUITY
Capital Stock — no par value; unlimited authorized shares; 49,873,166 outstanding shares		$1,066,358,951
Accumulated net realized gain on investments		10,419,166
Undistributed net investment income		7,738,753
Unrealized appreciation of investments		161,648,570
NET ASSETS		$1,246,165,440
NET ASSET VALUE
Offering and redemption price per share		$24.99

See notes to financial statements.

STATEMENT OF OPERATIONS

For the Year Ended March 31, 2008

INVESTMENT INCOME
Interest		$32,921,055
Dividends		13,265,937
		$46,186,992
EXPENSES:
Advisory fees	$13,607,761
Short sale dividend expense	1,550,052
Financial services	1,360,776
Transfer agent fees and expenses	1,210,603
Custodian fees and expenses	100,056
Reports to shareholders	97,373
Trustees' fees and expenses	64,154
Audit and tax fees	45,550
Registration fees	33,878
Legal fees	16,714
Other expenses	77,038	18,163,955
Net investment income		$28,023,037
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on investments:
Net realized gain on sale of investment securities	$98,765,592
Net realized loss on sale of investment securities sold short	(8,300,648)
Net realized gain on investments		$90,464,944
Change in unrealized appreciation of investments:
Investment securities	$(102,457,786)
Investment securities sold short	29,600,700
Change in unrealized appreciation of investments		(72,857,086)
Net realized and unrealized gain on investments		$17,607,858
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS		$45,630,895

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended March 31, 2008		Year Ended March 31, 2007
CHANGE IN NET ASSETS
Operations:
Net investment income	$28,023,037		$37,202,487
Net realized gain on investments	90,464,944		82,618,309
Change in unrealized appreciation of investments investments	(72,857,086)		2,585,058
Change in net assets resulting from operations		$45,630,895		$122,405,854
Distribution to shareholders from:
Net investment income	$(37,690,578)		$(27,347,921)
Net realized capital gains	(107,701,365)	(145,391,943)	(68,446,317)	(95,794,238)
Capital Stock transactions:
Proceeds from Capital Stock sold	$138,349,485		$172,860,745
Proceeds from shares issued to shareholders upon reinvestment of dividends and distributions	118,404,002		79,318,471
Cost of Capital Stock repurchased*	(318,075,941)	(61,322,454)	(245,596,810)	6,582,406
Total change in net assets		$(161,083,502)		$33,194,022
NET ASSETS
Beginning of year, including undistributed net investment income of $16,428,412 and $6,563,677 at March 31, 2007 and 2006, respectively		1,407,248,942		1,374,054,920
End of year, including undistributed net investment income of $7,738,753 and $16,428,412 at March 31, 2008 and 2007, respectively		$1,246,165,440		$1,407,248,942
CHANGE IN CAPITAL STOCK OUTSTANDING
Shares of Capital Stock sold		5,226,799		6,531,780
Shares issued to shareholders upon reinvestment of dividends and distributions		4,569,579		3,004,565
Shares of Capital Stock repurchased		(12,086,838)		(9,292,315)
Change in Capital Stock outstanding		(2,290,460)		244,030

*  Net of redemption fees of $68,767 and $98,966 for the years ended March 31, 2008 and 2007, respectively.

See notes to financial statements.

FINANCIAL HIGHLIGHTS

Selected Data for Each Share of Capital Stock Outstanding Throughout Each Year

	Year Ended March 31,
	2008	2007	2006	2005	2004
Per share operating performance:
Net asset value at beginning of year	$26.98	$26.47	$24.18	$22.74	$17.01
Income from investment operations:
Net investment income	$0.59	$0.72	$0.39	$0.11	$0.17
Net realized and unrealized gain (loss) on investment securities	0.33	1.66	2.82	1.78	5.71
Total from investment operations	$0.92	$2.38	$3.21	$1.89	$5.88
Less distributions:
Dividends from net investment income	$(0.75)	$(0.53)	$(0.33)	$(0.08)	$(0.15)
Distributions from net realized capital gains	(2.16)	(1.34)	(0.59)	(0.37)	—
Total distributions	$(2.91)	$(1.87)	$(0.92)	$(0.45)	$(0.15)
Redemption fees	— *	— *	— *	— *	— *
Net asset value at end of year	$24.99	$26.98	$26.47	$24.18	$22.74
Total investment return**	3.30%	9.26%	13.52%	8.43%	34.67%
Ratios/supplemental data:
Net assets at end of period (in $000's)	$1,246,165	$1,407,249	$1,374,055	$1,102,149	$492,114
Ratio of expenses to average net assets	1.34%†	1.35%†	1.39%†	1.40%†	1.41%†
Ratio of net investment income to average net assets	2.06%	2.68%	1.45%	0.57%	0.67%
Portfolio turnover rate	29%	29%	24%	17%	20%

*  Rounds to less than $0.01 per share.

**  Return is based on net asset value per share, adjusted for reinvestment of distributions.

†  For the years ended March 31, 2008, 2007, 2006, 2005 and 2004, the expense ratio includes short sale dividend expense equal to 0.12%, 0.10%, 0.11%, 0.12% and 0.09% of average net assets, respectively.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

March 31, 2008

NOTE 1 — Significant Accounting Policies

The FPA Funds Trust is registered under the Investment Company Act of 1940, as amended. FPA Crescent Fund (the "Fund") is an open-end, diversified, management investment company. At March 31, 2008, the FPA Funds Trust was comprised of only the Fund. The Fund's investment objective is to provide a total return consistent with reasonable risk through a combination of income and capital appreciation by investing in a combination of equity securities and fixed income obligations. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

A.  Security Valuation

Securities listed or traded on a national securities exchange are valued at the last sale price. If there was not a sale that day, these securities are valued at the last bid price. Securities traded on the NASDAQ National Market System are valued at the NASDAQ Official Closing Price. Unlisted securities and securities listed on a national securities exchange for which the over-the-counter market more accurately reflects the securities' value in the judgement of the Fund's officers, are valued at the most recent bid price or other ascertainable market value. Short-term investments with maturities of 60 days or less at the time of purchase are valued at amortized cost which approximates market value. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by, or under the direction of, the Board of Trustees.

B.  Securities Transactions and Related Investment Income

Securities transactions are accounted for on the date the securities are purchased or sold. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income and expenses are recorded on an accrual basis.

C.  Use of Estimates

The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the amounts reported. Actual results could differ from those estimates.

D.  Reclassification of Capital Accounts

As of March 31, 2008, $977,882 of undistributed net realized gains was reclassified to undistributed net investment income in order to conform to accounting required by income tax regulations.

NOTE 2 — Purchases and Sales of Investment Securities

Cost of purchases of investment securities (excluding securities sold short and short-term investments with maturities of 60 days or less at the time of purchase) aggregated $260,943,653 for the year ended March 31, 2008. The proceeds and cost of securities sold resulting in net realized gains of $90,464,944 aggregated $423,716,729 and $333,251,785, respectively, for the year ended March 31, 2008. Realized gains or losses are based on the specific identification method.

NOTE 3 — Federal Income Tax

No provision for federal income tax is required because the Fund has elected to be taxed as a "regulated investment company" under the Internal Revenue Code and intends to maintain this qualification and to distribute each year to its shareholders, in accordance with the distribution requirements of the Code, all of its taxable net investment income and taxable net realized gains on investments.

Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax reporting basis, which may differ from financial reporting. For federal income tax purposes, the components of distributable earnings at March 31, 2008, were as follows:

Undistributed Ordinary Income	$7,738,753
Undistributed Net Realized Gains	$11,507,552

The tax status of distributions paid during the fiscal year ended March 31, 2008 and 2007 was as follows:

	2008	2007
Dividends from Ordinary Income	$37,690,578	$27,451,676
Distributions from Long-term Capital Gains	$107,701,365	$68,342,562

NOTES TO FINANCIAL STATEMENTS

Continued

The cost of investment securities (excluding securities sold short) held at March 31, 2008, for federal income tax purposes was $963,549,596. Gross unrealized appreciation and depreciation for all investment securities at March 31, 2008, for federal income tax purposes was $233,730,899 and $73,170,715, respectively resulting in net unrealized appreciation of $160,560,184. The Fund adopted the provisions of Financial Accounting Standards Board Interpretation No. 48 ("FIN 48"), Accounting for Uncertainty in Income Taxes, on April 1, 2007. The implementation of FIN 48 resulted in no liability for unrecognized tax benefits and no change to the beginning net asset value of the Fund. As of and during the year ended March 31, 2008, the Fund did not have any liability for unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the period, the Fund did not incur any interest or penalties. The Fund is not subject to examination by U.S. federal tax authorities for years ended before March 31, 2004 or by state tax authorities for years ended before March 31, 2003.

NOTE 4 — Advisory Fees and Other Affiliated Transactions

Pursuant to an Investment Advisory Agreement, advisory fees were paid by the Fund to First Pacific Advisors, LLC (the "Adviser"). Under the terms of this Agreement, the Fund pays the Adviser a monthly fee calculated at the annual rate of 1.00% of the Fund's average daily net assets. In addition, the Fund pays the Adviser an amount equal to 0.10% of the average daily net assets for each fiscal year for the provision of financial services to the Fund. The Adviser has agreed to voluntarily reduce its fees for any annual expenses (exclusive of short sale dividends, interest, taxes, the cost of any supplemental statistical and research information, and extraordinary expenses such as litigation) in excess of 1.85% of the average net assets of the Fund for the year. The Adviser is not obligated to continue this fee reduction policy indefinitely.

For the year ended March 31, 2008, the Fund paid aggregate fees of $63,500 to all Trustees who are not affiliated persons of the Adviser. Certain officers of the Fund are also officers of the Adviser and FPA Fund Distributors. Inc.

NOTE 5 — Securities Sold Short

The Fund maintains cash deposits with brokers in amounts equal to the current market value of the securities sold short or the market value of the securities at the time they were sold short, whichever is greater. Alternatively, the Fund segregates securities as collateral for securities sold short in lieu of maintaining such deposits. Possible losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested. The dividends on securities sold short are reflected as short sale dividend expense.

NOTE 6 — Redemption Fees

A redemption fee of 2% applies to redemptions within 90 days of purchase. For the year ended March 31, 2008, the Fund collected $68,767 in redemption fees, which is less than $0.01 per share.

NOTE 7 — Distributor

FPA Fund Distributors, Inc. ("Distributor"), a wholly owned subsidiary of the Adviser, received no fees for distribution services during the year. The distributor pays its own overhead and general administrative expenses, the cost of supplemental sales literature, promotion and advertising.

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

TO THE SHAREHOLDERS OF FPA CRESCENT FUND AND
BOARD OF TRUSTEES OF FPA FUNDS TRUST

We have audited the accompanying statement of assets and liabilities of FPA Crescent Fund (the "Fund"), including the portfolio of investments, as of March 31, 2008, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2008, by correspondence with the custodian and brokers, where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of FPA Crescent Fund as of March 31, 2008, the results of its operations for the year then ended and the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Los Angeles, California
May 6, 2008

SHAREHOLDER EXPENSE EXAMPLE

March 31, 2008 (unaudited)

Fund Expenses

Mutual fund shareholders generally incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory and administrative fees; shareholder service fees; and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the year and held for the entire year.

Actual Expenses

The information in the table under the heading "Actual Performance" provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000= 8.6), then multiply the result by the number in the first column in the row entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading "Hypothetical Performance (5% return before expenses)" provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading "Hypothetical Performance (5% return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Even though FPA Crescent Fund does not charge transaction fees, if you purchase shares through a broker, the broker may charge you a fee. You should evaluate other mutual funds' transaction fees and any applicable broker fees to assess the total cost of ownership for comparison purposes.

	Actual Performance	Hypothetical Performance (5% return before expenses)
Beginning Account Value September 30, 2007	$1,000.00	$1,000.00
Ending Account Value March 31, 2008	$984.30	$1,018.32
Expenses Paid During Period*	$6.55	$6.68

*  Expenses are equal to the Fund's annualized expense ratio of 1.32%, multiplied by the average account value over the period and prorated for the six-months ended March 31, 2008 (183/366 days).

TRUSTEE AND OFFICER INFORMATION

Name, Age & Address	Position(s) With Trust/ Years Served	Principal Occupation(s) During the Past 5 Years	Portfolios in Fund Complex Overseen	Other Directorships
Willard H. Altman, Jr. – (72)*	Trustee† Years Served: 5	Retired. Formerly, until 1995, Partner of Ernst & Young LLP, a public accounting firm.	6

Alfred E. Osborne, Jr. – (63)*	Trustee† Years Served: 5	Senior Associate Dean of the John E. Anderson School of Management at UCLA.	3	Investment Company Institute, Wedbush, Inc., EMAK, Inc., and Heckmann Corporation.

A. Robert Pisano – (65)*	Trustee† Years Served: 5	President and Chief Operating Officer of the Motion Picture Association of America, Inc. since 2005. Formerly, until 2005, National Executive Director and Chief Executive Officer of the Screen Actors Guild.	5	State Net, Resources Global Professionals, and The Motion Picture and Television Fund.

Patrick B. Purcell – (65)*	Trustee† Years Served: 2	Retired. Formerly Consultant from March 1998 to August 2000, and Executive Vice President, Chief Financial Officer and Chief Administrative Officer from 1989 to March 1998, of Paramount Pictures.	3	The Ocean Conservancy and The Motion Picture and Television Fund

Lawrence J. Sheehan – (75)*	Trustee† Years Served: 5	Retired. Formerly partner (1969 to 1994) and of counsel employee (1994-2002) of the law firm O'Melveny & Myers LLP.	6

Steven Romick – (45)	Trustee,† President & Chief Investment Officer Years Served: 5	Partner of the Adviser since 2006. Formerly, Senior Vice President of First Pacific Advisors, Inc. from 1996 to 2006.	1	Arden Group, Inc.

Eric S. Ende – (63)	Vice President Years Served: 5	Partner of the Adviser since 2006. Formerly, Senior Vice President of First Pacific Advisors, Inc. from 1984 to 2006.	3

J. Richard Atwood – (47)	Treasurer Years Served: 5	Chief Operating Officer of the Adviser. President and Chief Executive Officer of FPA Fund Distributors, Inc.		FPA Fund Distributors, Inc.

Christopher H. Thomas – (51)	Chief Compliance Officer Years Served: 5	Vice President and Chief Compliance Officer of the Adviser and Vice President of FPA Fund Distributors, Inc.		FPA Fund Distributors, Inc.

Sherry Sasaki – (53)	Secretary Years Served: 5	Assistant Vice President and Secretary of the Adviser and Secretary of FPA Fund Distributors, Inc.

E. Lake Setzler – (41)	Assistant Treasurer Years Served: 2	Vice President and Controller of the Adviser since 2005. Formerly Chief Operating Officer of Inflective Asset Management, LLC (2004-2005) and Vice President of Transamerica Investment Management, LLC (2000-2004).

†  Trustees serve until their resignation, removal or retirement.

*  Audit Committee member

Additional information on the Trustees is available in the Statement of Additional Information. Each of the above listed individuals can be contacted at 11400 W. Olympic Blvd., Suite 1200, Los Angeles, CA 90064.

FPA CRESCENT FUND, INC.

INVESTMENT ADVISER

First Pacific Advisors, LLC
11400 West Olympic Boulevard, Suite 1200
Los Angeles, CA 90064

SHAREHOLDER SERVICE AGENT

Boston Financial Data Services, Inc.
P.O. Box 8115
Boston, Massachusetts 02266-8115

30 Dan Road
Canton, Massachusetts 02021-2809

(800) 638-3060
(617) 483-5000

CUSTODIAN & TRANSFER AGENT

State Street Bank and Trust Company
Boston, Massachusetts

TICKER SYMBOL: FPACX
CUSIP: 30254T759

DISTRIBUTOR

FPA Fund Distributors, Inc.
11400 West Olympic Boulevard, Suite 1200
Los Angeles, California 90064

COUNSEL

O'Melveny & Myers LLP
Los Angeles, California

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP
Los Angeles, California

This report has been prepared for the information of shareholders of FPA Crescent Fund, and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

The Fund's complete proxy voting record for the 12 months ended June 30, 2007 is available without charge, upon request, by calling (800) 982-4372 and on the SEC's website at www.sec.gov.

The Fund's schedule of portfolio holdings, filed the second and fourth quarter on Form N-Q with the SEC, is available on the SEC's website at www.sec.gov. Form N-Q is available at the SEC's Public Reference Room in Washington, D.C., and information on the operations of the Public Reference Room may be obtained by calling 1-202-942-8090. To obtain information on Form N-Q from the Fund, shareholders can call 1-800-982-4372.

Additional information about the Fund is available online at www.fpafunds.com. This information includes, among other things, holdings, top sectors and performance, and is updated on or about the 15th business day after the end of the quarter.

Item 2.                    Code of Ethics.

(a)           The registrant has adopted a code of ethics that applies to the registrant’s principal executive and financial officers.

(b)           Not Applicable

(c)           During the period covered by this report, there were not any amendments to the provisions of the code of ethics adopted in 2(a) above.

(d)           During the period covered by this report, there were not any implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a).

(e)           Not Applicable

(f)            A copy of the registrant’s code of ethics is filed as an exhibit to this Form N-CSR. Upon request, any person may obtain a copy of this code of ethics, without charge, by calling (800) 982-4372.

Item 3.                    Audit Committee Financial Expert.

The registrant’s board of trustees has determined that Willard H. Altman, Jr. and Patrick B. Purcell, each of whom is a member of the registrant’s audit committee and board of trustees, is an “audit committee financial expert” and is “independent,” as those terms are defined in this Item.  This designation will not increase the designees’ duties, obligations or liability as compared to each of their duties, obligations or liability as a member of the audit committee and of the board of trustees. This designation does not affect the duties, obligations or liability of any other member of the audit committee or the board of trustees.

Item 4.                    Principal Accountant Fees and Services.

	2007	2008
(a) Audit Fees	$37,200	$39,000
(b) Audit Related Fees	-0-	-0-
(c) Tax Fees	$6,300	$6,550
(d) All Other Fees	-0-	-0-

(e)(1)      Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.  The audit committee shall pre-approve all audit and permissible non-audit services that the committee considers compatible with maintaining the independent auditors’ independence.  The pre-approval requirement will extend to all non-audit services provided to the registrant, the adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant; provided, however, that an engagement of the registrant’s independent auditors to perform attest services for the registrant, the adviser or its affiliates required by generally accepted auditing standards to complete the examination of the registrant’s financial statements (such as an examination conducted in accordance with Statement on Auditing Standards Number 70 issued by the American Institute of Certified Public Accountants), will be deem pre-approved if:  (i) the registrant’s independent auditors inform the audit committee of the engagement, (ii) the registrant’s independent auditors advise the audit committee at least annually that the performance of this engagement will not impair the independent auditor’s independence with respect to the registrant, and (iii) the audit committee receives a copy of the independent auditor’s report prepared in connection with such services.  The committee may delegate to one or more committee members the authority to review and pre-approve audit and permissible non-audit services.  Actions taken under any such delegation will be reported to the full committee at its next meeting.

(e)(2)      Disclose the percentage of services described in each of paragraphs (b) – (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.  100% of the services provided to the registrant described in paragraphs (b) – (d) of this Item were pre-approved by the audit committee pursuant to paragraph (e)(1) of this Item.  There were no services provided to the investment adviser or any entity controlling, controlled by or under common control with the adviser described in paragraphs (b) – (d) of this Item that were required to be pre-approved by the audit committee.

(f)            If greater than 50%, disclose the percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.  All services performed on the engagement to audit the registrant’s financial statements for the most recent fiscal year end were performed by the principal accountant’s full-time, permanent employees.

(g)           Disclose the aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.  None.

(h)           Disclose whether the registrant’s audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.  Not Applicable.

Item 5.                    Audit Committee of Listed Registrants.  Not Applicable.

Item 6.                    Schedule of Investments. The schedule of investments is included as part of the report to stockholders filed under Item 1 of this Form.

Item 7.                    Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. Not Applicable.

Item 8.                    Portfolio Managers of Closed-End Management Investment Companies.  Not Applicable.

Item 9.                    Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. Not Applicable.

Item 10.                  Submission of Matters to a Vote of Security Holders.  There has been no material change to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11.                  Controls and Procedures.

(a)           The principal executive officer and principal financial officer of the registrant have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective based on their evaluation of the disclosure controls and procedures as of a date within 90 days of the filing date of this report.

(b)           There have been no significant changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the  second fiscal quarter of the period covered by this report that have materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

Item 12.                  Exhibits.

(a)(1)      Code of ethics as applies to the registrant’s principal executive and financial officers, as required to be disclosed under Item 2 of Form  N-CSR.  Attached hereto as Ex.99.CODE.ETH.

(a)(2)      Separate certification for the registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(a) under the Investment Company Act of 1940.  Attached hereto.

(a)(3)       Not Applicable

(b)           Separate certification for the registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(b) under the Investment Company Act of 1940.  Attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange  Act of  1934  and  the  Investment  Company  Act  of  1940,  the registrant has duly caused this report to be signed  on  its behalf by the undersigned, thereunto duly authorized.

FPA FUNDS TRUST’S FPA CRESCENT FUND

By:	/s/ STEVEN T. ROMICK
Steven T. Romick, President
(Principal Executive Officer)

Date:  May 23, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

FPA FUNDS TRUST’S FPA CRESCENT FUND

By:	/s/ STEVEN T. ROMICK
Steven T. Romick, President
(Principal Executive Officer)

Date:  May 23, 2008

By:	/s/ J. RICHARD ATWOOD
J. Richard Atwood, Treasurer
(Principal Financial Officer)

Date:  May 23, 2008